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                                                                     Exhibit 4.1

                              [FRONT OF SECURITY]

[Graphic depicting satellites, people, telephones, computers and other items related to Hughes Electronics Corporation business]

GM CLASS H COMMON STOCK            PAR VALUE $0.10
NUMBER     SHARES
CHF000000
THIS CERTIFICATE IS TRANSFERABLE IN BOSTON OR NEW YORK

CUSIP 370442 83 2

SEE REVERSE FOR CERTAIN DEFINITIONS

HUGHES ELECTRONICS CORPORATION
A WHOLLY-OWNED SUBSIDIARY OF GENERAL MOTORS CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This is to Certify that

is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS H COMMON STOCK of General Motors Corporation, transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all Amendments thereto and Supplements thereof. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

GM CLASS H COMMON STOCK

Dated                  Witness the signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
BankBoston, N.A.
TRANSFER AGENT
AND REGISTRAR,
BY

/s/                        /s/                        /s/
------------------------   ------------------------   ------------------------
AUTHORIZED SIGNATURE       SECRETARY                  CHAIRMAN, CHIEF EXECUTIVE
                                                      OFFICER AND PRESIDENT


                              [BACK OF SECURITY]

                          GENERAL MOTORS CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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TEN COM - as tenants in common             UNIF GIFT MIN ACT -

TEN ENT - as tenants by the entireties       ____________Custodian____________
                                                (Cust)              (Minor)
JT TEN - as joint tenants with right of             under Uniform Gifts to
         survivorship and not as tenants
         in common                           Minors Act_______________________
                                                               (State)

    Additional abbreviations may also be used though not in the above list.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS, VOTING POWERS, LIMITATIONS AND QUALIFICATIONS OF THE SEVERAL CLASSES OF STOCK OF THE CORPORATION. REQUESTS MAY BE DIRECTED TO THE CORPORATION OR THE TRANSFER AGENT.

     FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS THE SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AS FOLLOWS:

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

------------------------------------

_________ UNTO _______________________________________________________________
 SHARES FULL NAME AND ADDRESS (INCLUDING ZIP CODE) OF ASSIGNER SHOULD BE TYPEWRITTEN OR PRINTED LEGIBLY
_________   -   _______________________________________________________________

_________   -   _______________________________________________________________

_________   -   _______________________________________________________________
AND HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS

______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED___________________

           SIGN HERE __________________________________________________________
                     SIGNATURE MUST CORRESPOND WITH NAME ON FACE OF CERTIFICATE

                                                            SIGNATURE GUARANTEED
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